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                                EXHIBIT 99.2


                                  AGREEMENT


      This AGREEMENT (the "Agreement") is made and entered into effective this 24 day of May, 1996, by and among CASMYN Corp., a Colorado corporation
("Casmyn"), WESTAMERICA CORPORATION, an Oklahoma corporation ("Company") and EDWARD R. FORAKER, an individual ("Foraker").

                                 WITNESSETH:

        WHEREAS, pursuant to a Stock Purchase Agreement between Casmyn and the Company of even date ("Stock Purchase Agreement"), Casmyn has acquired 5680514 shares of the common stock, par value $.01 per share of the Company (the "WestAmerica Shares") in exchange for 606,061 shares of the common stock, par value $.04 per share of Casmyn (the Casmyn Shares"), and

       WHEREAS, Foraker is President and a member of the Board of Directors of the Company and owns 1220052 shares of the Company's Common Stock; and

     WHEREAS, to induce the Company to enter into the Stock Purchase Agreement and as a condition precedent to the sale of the WestAmerica Shares by the Company to Casmyn, Casmyn is required to execute and deliver this Agreement in order to promote the mutual interest of Casmyn, the Company and their respective shareholders, and the allocation of control of the Company.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.     Board of Directors

           1.01 Composition of Company Board of Directors. The Board of Directors ("Board") of the Company shall be composed of five (5) members, consisting of the following individuals: Edward R. Foraker, Robert M. Coleman, W.F. Groszkruger, and two (2) nominees of Casmyn (collectively,
 "Directors" and individually, a "Director").

           1.02 Agreement of Vote Shares. Casmyn agrees to vote, at any regular or special meeting of shareholders of the Company (or execute a written consent in lieu of such meeting with respect to), all shares of common stock and all other voting securities of the Company which Casmyn directly or beneficially owns or with respect to which Casmyn hereafter acquires direct or beneficial ownership, and all shares of common stock and all other voting securities of the Company with respect to which Casmyn now holds or hereafter acquires a proxy or other power to vote, and to take all other actions necessary to nominate, elect, ensure the election, and ensure the continued composition of the Board as set forth in Section 1.01.

            1.03     Board Vacancies.  In the event a Director designated in
  Section 1.01 dies, resigns, is removed, is unable or unwilling or otherwise ceases to be a Director, Foraker shall have the sole right to and shall nominate a replacement or successor for such former Director, and Casmyn agrees to vote, at any regular or special meeting of shareholders of the Company (or execute a written consent in lieu of such a meeting with respect to), all shares of common stock and all other voting securities of the Company directly or beneficially owned by Casmyn, or with respect to which Casmyn hereafter acquires direct or beneficial ownership, and all shares of

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  common  stock and all other voting securities of the Company with respect to which Casmyn now holds or hereafter acquires a proxy or other power to vote, for the election of such nominee, or in the event such vacancy is to be filled by the remaining members of the Board, to direct and use its best efforts to cause, such remaining Directors to vote for and elect such
  nominee.    Provided, that in the event a vacancy is filled by a vote of the remaining Directors and the person so nominated is not elected in accordance with this Agreement, Casmyn and Foraker agree to cause a meeting of the tockholders to be called and convened as promptly as practicable in order to fill such vacancy in accordance with the terms of this Agreement.

             1.04 Proxy. Upon execution of this Agreement, Casmyn shall execute and deliver to Foraker its irrevocable proxy granting Foraker the right to vote the WestAmerica Shares in accordance with the terms of this greement.

      2. Restriction on Transfer. Casmyn agrees that, without the prior written consent of the Company which consent the Company may give or withhold at its sole discretion , Casmyn will not, voluntarily, by operation of law or otherwise, sell, hypothecate, pledge, assign or otherwise transfer or encumber, with or without consideration (collective referred to as a "Transfer"), any or all of the WestAmerica Shares or any other shares of common stock or other voting securities of the Company owned of record or beneficially by Casmyn. Unless a Transfer by Casmyn is made in accordance with the terms of this Section 2, such Transfer shall be deemed invalid, null and void, and of no force or effect, the Company shall not record such Transfer on its records, and the transferee of any such shares shall not be entitled to vote such shares, receive dividends on such shares or have any other rights in or respecting such shares.

     3.     Standstill Agreement

              3.01 Standstill. Casmyn agrees that it will not, nor will Casmyn permit any of its Affiliates (as such terms is used in Rule 12b-2 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), without the prior written approval of the Board, to:

                       (a) directly or indirectly acquire or offer to acquire (including any tender offer), whether by purchase, gift, exchange or by joining a partnership or other group (as defined in Section 13(d)3 of the Exchange Act), any assets, business or properties of the Company or any of its subsidiaries or any shares of common or preferred stock or other voting securities of the Company or any of its subsidiaries, or securities convertible into, exchangeable or exercisable for such common or preferred stock, including, without limitation, any common or preferred stock options, puts, calls, or warrants; or

                            (b)  (i)  solicit, initiate, or participate in any
  "solicitation" of "proxies" or become a "participant" in any "election contest" (as such terms are defined or used in Regulation 14A under the Exchange Act, disregarding clause (iv) of Rule 14a-1(1)(2) and including any exception solicitation pursuant to Rule 14a-2(b)(1); call, or in any way participate in a call for, any regular or special meeting of stockholders of the Company (or take any action with respect to action by written consent of the stockholders in lieu of a meeting); request, or take any action to obtain or retain any list of holders of any securities of the Company; initiate or propose any stockholder proposal or participate in the making of, or solicit stockholders for the approval of, one or more stockholder proposals relating to the Company's securities; (ii) form, join or in any way participate in a group with respect to any securities of the Company; or (iii) otherwise act to control or influence the Company or the management, Board, policies or affairs of the Company, including without limitation, (a) soliciting or proposing to effect or negotiate any form of business combination, restructuring, recapitalization, or other extraordinary transaction involving, or any change in control of the Company, its subsidiaries or any of their respective securities or assets, or (b) seeking representation on the Board or the removal of any Directors or a change in the composition or size of the Board of the Company or any of its subsidiaries, or (c) making

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  any request to amend or waive any provision of this Agreement; (iv) disclose any intent, purpose, plan, or proposal with respect to this Agreement or the Company, its subsidiaries, or the Board, management, policies, affairs, or securities or assets of the Company or its subsidiaries that is inconsistent with this Agreement, including any intent, purpose, plan, or proposal that is conditioned on, or would require the Company or any of its subsidiaries to make any public disclosure relating to any such intent, purpose, plan, proposal, or condition; or (v) assist, advise, encourage, or act in concert with any person with respect to, or seek to do, any of the foregoing.

           3.02 Trading. Without limiting the foregoing, Casmyn further agrees that no non-public information provided by the Company to it will be used by Casmyn or its Affiliates or disclosed to others for use, in connection with purchasing, selling, or trading in the Company's securities in any manner that is in violation of legal or regulatory restrictions applicable from time to time, and Casmyn acknowledges a duty not to purchase, sell, or trade in Company securities on the basis of any material "inside" information that is not publicly known.

     4.     Put Option

             4.01 Put Option Grant. Casmyn hereby grants to the Company the irrevocable right and option (the "Put"), exercisable by giving written notice to Casmyn to require Casmyn to purchase from the Company all of the Casmyn Shares then owned by the Company in exchange for all WestAmerica Shares then owned by Casmyn. The exclusive and full consideration for such purchase shall consist of the WestAmerica Shares acquired by Casmyn. The Put shall be exercisable by the Company at its sole discretion, for any reason, at any time after the date of this Agreement, and shall expire at 12:00 a.m. on May 24, 1997. As used in this Agreement (a) "Casmyn Shares" shall, at any point in time, mean (i) the shares of Casmyn common stock acquired by the Company pursuant to the Stock Purchase Agreement and (ii) shares of Casmyn common stock issued to the Company as a result of any combination of outstanding Casmyn common stock, any stock splits with respect to outstanding Casmyn common stock, or any stock dividends with respect to outstanding Casmyn common stock payable in common stock of Casmyn, and (b) "WestAmerica Shares" shall, at any point in time, mean (i) the shares of Company common stock acquired by Casmyn pursuant to the Stock Purchase Agreement, and (ii) shares of Company common stock issued to Casmyn as a result of any combination of the Company's outstanding common stock, any stock splits with respect to the Company's outstanding common stock, or any stock dividends with respect to the Company's outstanding common stock payable in common stock of the Company.

          4.02 Put Exercise. The Company may exercise the Put by giving Casmyn written notice (the "Put Notice") to such effect. Upon any such exercise of the Put, the resulting exchange of Casmyn Shares for the WestAmerica Shares shall be consummated at a closing on a mutually satisfactory date, but in no event later than 10 days from the date of receipt of the Put Notice by Casmyn.

                4.03 Put Closing. At the closing of the exchange of the Casmyn Shares for the WestAmerica Shares pursuant to the exercise of the Put, certificates representing the Casmyn Shares to be exchanged shall be delivered to Casmyn, or its duly appointed agent and representative, duly endorsed or accompanied by duly executed stock powers and otherwise in proper transferable form upon and against the receipt by the Company of the WestAmerica Shares duly endorsed or accompanied by duly executed stock powers and otherwise in proper transferable form upon and against the receipt by the Company of the WestAmerica Shares duly endorsed or accompanied by duly executed stock powers and otherwise in proper transferable form and upon delivery of all other proper and necessary closing papers. The Casmyn Shares and WestAmerica Shares to be exchanged by the parties upon exercise of the Put shall be delivered at closing free and clear of all liens, security interests, claims and encumbrances of every kind and character. The closing shall take place at the offices of the Company unless Casmyn and the Company shall mutually agree upon a different place of closing.

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                  4.04     Reorganization.  Except as otherwise disclosed in
  Schedule 1 attached hereto, Casmyn covenants and agrees that, subsequent to the date of this Agreement and prior to the closing of any sale and purchase of the Casmyn Shares pursuant to the exercise of the Put, it will not commence any proceedings for or make effective any reclassification, reorganization, merger, consolidation, sale or conveyance of all or substantially all of its assets or similar occurrence affecting its outstanding shares of common stock without, prior to any such event, entering into an amendment or supplement to this Agreement (or causing any proposed successor to Casmyn or proposed purchaser of its assets to do so) in form and substance satisfactory to the Company and on a fair and equitable basis and as nearly as practicable so as to be comparable to the methods and provisions of this Agreement, providing for the obligation of Casmyn (or such proposed successor or purchase) to acquire the Casmyn Shares in exchange for the WestAmerica Shares upon exercise of the Put following or upon the consummation of any such reclassification, reorganization, merger, consolidation, sale or conveyance of all or substantially all of Casmyn's assets or similar occurrence.

     5.     Waiver Remedies

            5.01 Waiver. It is understood and agreed that no failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement.

            5.02 Remedies. Each party agrees that money damages would not be a sufficient remedy for any breach of this Agreement by any party and that, in addition to all other available legal or equitable remedies, such party shall be entitled to equitable relief, including injunction and specific performance, for any breach of the provisions of this Agreement, without proof of actual damages. Each party further agrees to waive, and use its best efforts to cause its officers and directors to waive, any requirement for the securing or posting of any bond in connection with such remedy.

      6. Termination. This Agreement shall continue in effect until the earlier of: (a) the written agreement of Casmyn, the Company and Foraker to terminate this Agreement, (b) Casmyn or any Affiliate of Casmyn shall cease to own any of the WestAmerica Shares or any other shares of common stock or any other voting securities of the Company, (c) upon the transfer of any of the shares of the Company's capital stock in connection with a merger, consolidation, sale of shares or share exchange, or (d) at the end of one (1) year from the date of this Agreement.

      7.     Miscellaneous

          7.01 Authority. Casmyn hereby represents and warrants that it is vested with full corporate power and authority to execute and perform this Agreement and that, upon execution and delivery, this Agreement will constitute the legal, valid and binding agreement of Casmyn enforceable against Casmyn in accordance with the terms and provisions hereof.

          7.02 Notice. All notices, requests and demands required or permitted to be given pursuant to this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage prepaid, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided thereunder), and shall be deemed to have been delivered as of the date so delivered:

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         If to Casmyn:                     Casmyn Corp.
                                           Suite 104
                                           1335 Greg Street
                                           Sparks, Nevada, 89431
                                           (702) 331-5527

                                           Attn:  Amyn Dahya, President
                                           and Chief Executive Officer


         If to WestAmerica                 WestAmerica Corporation
                                           Suite 100
                                           4141 North Scottsdale Road
                                           Scottsdale, Arizona 85251
                                           (602) 994-3746

                                           Attn:  Edward R. Foraker, President


         If to Foraker                     Edward R. Foraker
                                           Suite 100
                                           4141 North Scottsdale Road
                                           Scottsdale, Arizona 85251
                                           (602) 994-3746


         7.03 Amendment. This Agreement shall not be modified or amended except by means of a writing signed by each party.

         7.04 Binding Effect. This Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, successor, and assigns.

         7.05 Severability. If any provision of the Agreement shall under any circumstances be deemed invalid or inoperative to any extent, it is agreed and understood that such invalidity shall not invalidate the whole Agreement, but the Agreement shall be construed as not to contain the provision or provisions deemed invalid and inoperative.

         7.06 Governing Law. The construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of Oklahoma.

         7.07 References to Gender and Number Terms. In construing the Agreement, feminine or neuter pronouns shall be substituted for those masculine in form and vice verse, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

         7.08 Counterparts. This Agreement may be executed and delivered in any number of counterparts, all of which when executed and delivered shall have the force and effect of any original.

          7.09 Successors and Assigns. The provisions of this Agreement shall be finding upon the parties hereto and their heirs, personal representatives, successors and assigns.

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              7.10     Legend.  Each of the parties agrees that certificates
  representing shares of the Company's common stock which are the subject of this Agreement shall have a legend printed on such certificates to the following effect:

          "THE SHARES REPRESENTED HEREBY ARE SUBJECT TO AN AGREEMENT DATED EFFECTIVE MAY 24, 1996, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE COMPANY."

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above stated.


  WESTAMERICA CORPORATION               CASMYN CORP.


       /s/ Edward R. Foraker                  /s/ Amyn Dahya
By:  _____________________________     By:  ______________________________
      Edward R. Foraker, President              Amyn Dahya, President


       /s/ Edward R. Foraker
     _____________________________
      Edward R. Foraker, an individual

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                                  SCHEDULE 1


1. Business combination with Auromar Development Corp., a British Columbia corporation, as disclosed in Casmyn's filings with the Securities and
   Exchange Commission.

2. Casmyn financings to raise additional capital through the issuance of debt and/or equity interests.





Acknowledged by the Company:


WESTAMERICA CORPORATION


    /s/ Edward R. Foraker
By: ________________________________
     Edward R. Foraker, President